SIXTH AMENDMENT AND AGREEMENT
                                       TO
                              CONSIGNMENT AGREEMENT


      THIS SIXTH AMENDMENT AND AGREEMENT TO CONSIGNMENT AGREEMENT is made as of the 31st day of October, 1996, by and between FLEET PRECIOUS METALS INC., a Rhode Island corporation with its principal offices at 111 Westminster Street, Providence, Rhode Island 02903 (the "Consignor"), and PIERCING PAGODA, INC., a Delaware corporation, with its principal office at 3910 Adler Place, Bethlehem, Pennsylvania 18017 and with a mailing address of P.O. Box 25007, Lehigh Valley, Pennsylvania 18002-5007 (the "Customer").

                                WITNESSETH THAT:

      WHEREAS, the Consignor and the Customer are parties to a certain Consignment Agreement dated as of November 30, 1990, as previously amended (as amended, the "Consignment Agreement") pursuant to which the Consignor agreed to consign precious metals to the Customer for use in its operations;

      WHEREAS, the Consignor and the Customer desire to amend the Consignment Agreement on the terms and conditions hereinafter contained;

      NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


      All capitalized terms used herein without definition shall have the meanings assigned by the Consignment Agreement.


             Effective the date hereof, the third sentence of Section 1(b) of the Consignment Agreement is amended to read in its entirety as follows:

            "It is understood that at no time shall the value of commodities on consignment to the Customer exceed:

                        (i)  the least of:

                              (x) Twenty  Million Two Hundred  Fifty  Thousand
                  Dollars                             ($20,250,000); or

                              (y)  the  value  (as   determined   pursuant  to
                  Paragraph 2 hereof) of up to                    Forty-Five
                  Thousand (45,000) troy ounces of gold; or

                              (z)  an  amount  equal  to one  hundred  percent
                  (100%) of the stated amount               of             the
                  irrevocable   standby  letter  of  credit  (the  "Letter  of
                  Credit")                described in Section 12 hereof; or

                  (ii) such limit as the  Consignor  and the  Customer may agree upon from time to time as evidenced by an amendment in substantially the form of Exhibit B attached hereto and made a part hereof or in such other form as the Consignor shall require (collectively, the "Consignment Limit")."

             All references to the "Consignment Agreement" in any documents or agreements by and between the parties hereto, shall from and after the effective date hereof refer to the Consignment Agreement, as amended hereby, and all obligations of the Customer under the Consignment Agreement, as amended hereby, shall be secured by and entitled to the benefits of the Letter of Credit hereinabove referred to.

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                        Except as amended hereby,  the  Consignment  Agreement
shall remain in full force and effect and is in all respects hereby ratified and affirmed.

            The Customer covenants and agrees to pay all out-of-pocket expenses, fees and charges incurred by the Consignor (including reasonable fees and disbursements of outside counsel) in connection with the preparation and implementation of this Sixth Amendment and Agreement to Consignment Agreement.

      IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

WITNESS:                      PIERCING PAGODA, INC.


                                          By: /s/ John F. Eureyecko
                                             John Eureyecko
                                             President


  /s/ Jeanette M. Fritz                   By: /s/ Brandon R.Lehman
      (as to both)                            Brandon Lehman
                                             Treasurer

                                          FLEET PRECIOUS METALS INC.


                                          By: /s/ Eleanor M. Vander Mel
                                             Title: Vice President


  /s/ Gail L. Burns_                      By:_ /s/Irene A.Ogarek
      (as to both)                           Title Vice President



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